Fourth Quarter and Full Year 2024 Investor Presentation

This presentation of CoStar Group, Inc. (“CoStar Group” or the “Company”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about CoStar Group's plans, objectives, expectations, beliefs and intentions and other statements including words such as “hope,” “anticipate,” “may,” “likely,” “might,” “believe,” “expect,” “observe,” “consider,” “think,” “intend,” “envision,” “will,” “should,” “could,” “would,” “plan,” “target,” “estimate,” “predict,” “continue,” “commit” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of CoStar Group and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. The following factors, among others, could cause or contribute to such differences: our inability to attract and retain new clients; our inability to successfully develop and introduce new or upgraded information, analytics, and online marketplace services; our inability to compete successfully against existing or future competitors in attracting advertisers and in general; the effects of fluctuations and market cyclicality; the effects of global economic uncertainties and downturns or a downturn or consolidation in the real estate industry; our inability to hire qualified persons for, or retain and continue to develop our sales force, or unproductivity of our sales force; our inability to retain and attract highly capable management and operating personnel; the downward pressure that our internal and external investments may place on our operating margins; our inability to increase brand awareness; our inability to maintain or increase internet traffic to our marketplaces, and the risk that the methods, including Google Analytics, that we use to measure average monthly unique visitors to our portals may misstate the actual number of unique persons who visit our network of mobile applications and websites for a given month or may differ from the methods used by competitors; our inability to attract new advertisers; our inability to successfully identify, finance, integrate, and/or manage costs related to acquisitions; our inability to complete certain strategic transactions if a proposed transaction is subject to review or approval by regulatory authorities pursuant to applicable laws or regulations; our inability to complete the acquisition of Matterport, Inc. (“Matterport”) or otherwise realize the benefits of the pending Matterport acquisition; the effects of cyberattacks and security vulnerabilities, and technical problems or disruptions; the significant costs associated with undertaking a large infrastructure project to build out our campus in Richmond, Virginia; our inability to generate increased revenues from our current or future geographic expansion plans; the risks related to acceptance of credit cards and debit cards and facilitation of other customer payments; the effects of climate related events and other events beyond our control; the effects related to attention to environmental, social and governance matters; our inability to obtain and maintain accurate, comprehensive, or reliable data; our inability to obtain and maintain stable data feeds, or disruption of our data feeds; our inability to enforce or defend our ownership and use of intellectual property; the effects of use of new and evolving technologies, including artificial intelligence, on our ability to protect our data and intellectual property from misappropriation by third parties; our inability to defend against potential legal liability for collecting, displaying, or distributing information; our inability to obtain or retain listings from real estate brokers, agents, property owners, and apartment property managers; our inability to maintain or establish relationships with third-party listing providers; our inability to comply with the rules and compliance requirements of Multiple Listing Services; the risks related to international operations; the effects of foreign currency exchange rate fluctuations; our indebtedness; the effects of a lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; the effects of any actual or perceived failure to comply with privacy laws and standards; the effects of changes in tax laws, regulations, or fiscal and tax policies; the effects of third-party claims, litigation, regulatory proceedings, or government investigations; and risks related to return on investment. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in CoStar Group’s filings from time to time with the Securities and Exchange Commission (the “SEC”), including in CoStar Group’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as CoStar Group’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). All forward- looking statements are based on information available to CoStar Group on the date hereof, and CoStar Group assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Organic Revenues and Acquired Revenues, which are used by our management and board of directors to measure operating performance and trends and to prepare our annual budget. You should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Reconciliation tables and other important information about the Company’s financial results and operating metrics used herein are included in the Appendix to this presentation. This presentation also contains estimates and statistical data made by independent parties and by CoStar Group related to market size, the housing rental market, agent users, site traffic, growth and other data about CoStar Group’s industry and performance. These data involve a number of assumptions and limitations, which may significantly impact their accuracy, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of future performance are necessarily subject to a high degree of uncertainty and risk. This presentation is not an offer or a solicitation of an offer to purchase any securities. Legal Disclaimer

Fourth Quarter and Full Year 2024 Highlights

• Full year 2024 Revenue of $2.74 billion increased 11% year-over-year, exceeding the high end of our guidance • Fourth quarter 2024 Revenue of $709 million increased 11% year-over-year for the 55th consecutive quarter of double-digit revenue growth • Full year 2024 Net Income of $139 million, EBITDA of $123 million and Adjusted EBITDA of $241 million exceeded the high end of our guidance • Fourth quarter 2024 Net Income increased 13%, EBITDA increased 43% & Adjusted EBITDA increased 47% from third quarter 2024 • Traffic to CoStar Group sites reached 134 million average monthly unique visitors in the fourth quarter, an increase of 17% year-over-year* • Homes.com Network solidified its position as the #2 U.S. residential real estate marketplace, reaching 110 million average monthly unique visitors in the fourth quarter, an increase of 11% year- over-year* Fourth Quarter and Full Year 2024 Highlights *Prior to June 1, 2024, we measured average monthly unique visitors for all CoStar Group sites using Google’s Universal Analytics. Beginning June 1, 2024, average monthly unique visitors are measured using Google Analytics 4 (GA4), the replacement for Universal Analytics. Due to the change in methodologies, unique visitors reported prior to June 1, 2024 may not provide a meaningful comparison to unique visitors in subsequent periods.

Year-over-Year Traffic Growth of 17% in Q4 2024 - 20 40 60 80 100 120 140 160 180 200 1Q13 3Q13 1Q14 3Q14 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20 1Q21 3Q21 1Q22 3Q22 1Q23 3Q23 1Q24 3Q24 A ve ra g e M o n th ly U n iq u e V is it o rs ( in m ill io n s) 134 MILLION *Prior to June 1, 2024, we measured average monthly unique visitors for all CoStar Group sites using Google’s Universal Analy tics. Beginning June 1, 2024, average monthly unique visitors are measured using Google Analytics 4 (GA4), the replacement for Universal Analytics. Due to the change in methodologies, unique visitors reported prior to June 1, 2024 may not provide a meaningful comparison to unique visitors in subsequent periods.

Fourth Quarter and Year to Date 2024 Results Fourth Quarter Full Year Revenue $709 million 11% year-over-year growth $2,736 million 11% year-over-year growth Net Income $60 million $0.15 per diluted share $139 million $0.34 per diluted share Adjusted EBITDA $112 million $241 million Net New Bookings $53 million $250 million

2025 First Quarter and Full Year Outlook First Quarter Full Year Revenue $711 million to $716 million ~9% year-over-year growth $2.985 billion to $3.015 billion 10% year-over-year growth Adjusted EBITDA $25 million to $35 million 4% margin $375 million to $405 million 13% margin

Company Overview

39 years of real estate experience ~6,550 employees 3 billion+ annual visits to our websites $5 billion+ investment in research and technology 75 offices $4.7 billion in cash on hand 13 countries ~$29 billion market capitalization member of the 500 COMPANY OF THE YEAR Innovator of the Year Best Integrated Marketing Campaign CoStar Group is the Global Leader in Digitizing Real Estate *All numerical data as of December 31, 2024

39 Years of Growth and Innovation

A Global Leader in the Digital Transformation of the $300+ Trillion Real Estate Industry • Long growth runway: Global addressable market for real estate information and marketplaces estimated at > $100 billion. • Strong competitive position: Massive proprietary dataset built over 39 years with > $5 billion invested in research. • Leading Property Marketplaces: Hundreds of millions shop our online real estate marketplaces. • Successful growth track record: 55 consecutive quarters of double- digit revenue growth, both organic and through acquisitions. • Attractive financial model: 96% subscription revenue. 89% renewal rates. Strong margins, high free cash flow and a fortress balance sheet. *All data as of December 31, 2024. Subscription revenue includes all contracts regardless of term for 2024. Renewal rate is for Q4 2024 for contracts with 12 month or longer terms.

U.S. Real Estate Sources: Office – CoStar estimate Industrial – CoStar estimate Retail – CoStar estimate Rural Land – U.S. Department o f Agriculture Apartment – CoStar estimate Hotel – CoStar estimate Sing le Family – Federa l Reserve Flow of Funds and Urban Institute New Homes – Federa l Reserve Economic Data (FRED) Global Real Estate Sources: Global real estate value calculated by scaling U.S. real estate value based on the U.S. share of global GDP, Global GDP data from The World Bank United States China Germany UK India France Canada CoStar Group Offices Office (1986) Industrial (1994) Retail (2004) Rural Land (2011) Apartment (2014) Hotel (2019) Single Family Residential/ New Homes (2020) Global Real Estate: A $300 Trillion Asset Class U.S. REAL ESTATE $70 TRILLION (Year CoStar entered market) Based on 2023 Data GLOBAL REAL ESTATE $300 TRILLION

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $9 Billion $5 Billion $4 Billion Total North American Addressable Market >$15 Billion TAM Sources: CoStar, Apartments, LoopNet and Ten-X – CoStar estimate Homes.com – extrapolation of Borrell Associates “2019 Real Estate Advertisement Outlook” combined with CoStar estimate $6 Billion $40B+ North American Addressable Market, Global Market > $100B

$1.0B $1.1B$1.4B $1.7B $1.9B $2.2B $2.5B $2.7B 2019 2020 2021 2022 2023 2024 Costar Multifamily LoopNet Residential Information Services Other Marketplaces 5 YEAR CAGR 20% 9% 13% 11% 17% Strong Double-Digit Growth with Two Brands Over $1 Billion in Revenue 14% TOTAL 5 YEAR REVENUE CAGR 118% 2023-2024 only

10 60 110 160 210 260 - 100 200 300 400 500 600 700 800 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 55 Consecutive Quarters of Double-Digit Revenue Growth Regardless of Commercial Property Transaction Volumes • 96% subscription revenue • 80% annual contracts • Resilient through market cycles • Single, integrated global platform Q u a rt e rl y R e v e n u e (i n m il li o n s ) Great Recession 2009 Revenue: -1% All data as of December 31, 2024. High Inflation 2022-2024: +12% Growth Quarterly Revenue Transaction Volumes Pandemic 2020-2021: +18% Growth

CoStar 37% Information Services 5% Multifamily 39% LoopNet 10% Residential 4% 2024 REVENUE2008 REVENUE CoStar 92% Other RevenueInformation Services More Diversified with More Countercyclical Business Mix Since the Great Recession Marketplaces 58% Information & Analytics 42% Other Marketplaces 5% Information & Analytics 100% Based on interna l CoStar data as of December 2024.

REVENUE BY CLIENT SEGMENT TOP 1,000 CLIENTS: NONE MORE THAN ~2% *Revenue by client segment and by client extrapolated from December 2024 CoStar billing data. Diversified Client Base with Minimal Concentration Owner 38% Broker 21%Property Management 19% Other 10% Investor 5% Corporate/Retail 4% Lender 3%

$0 $100 $200 $300 $400 $500 $600 $700 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Organic 76% Acquired 24% 2024 REVENUE COMPOSITION Successful Acquisition and Integration Track Record M il li o n s Organic Revenue Acquired Revenue at the time of acquisition

High-Growth, High-Margin Subscription Business Model Double-Digit Revenue Growth ✓ 23% Revenue CAGR since IPO 27 years ago ✓ Double-digit revenue growth for 55 straight quarters Predictable Subscription Services Revenue ✓ 96% subscription revenue with 80% annual contracts ✓ 94% renewal rate for clients > 5 years Strong Operating Leverage ✓ 80% gross margin ✓ Commercial information and marketplace brands 43% profit margins Highly Cash Generative with Strong Balance Sheet ✓ Net cash provided by operating activities of $393 million for 2024 ✓ $4.7 billion cash versus $1 billion of debt Note: All data as of December 31, 2024 unless otherwise noted.

The fastest growing U.S. residential marketplace

Our Vision Establish Homes.com as the #1 residential real estate marketplace

Homes.com by the Numbers Millions of Leads 2.4M Residential For Sale and Rental Listings 110M Homes.com Network Average Monthly Unique Visitors $59M Annualized Net New Bookings ~11K Member Agents *Sources: Traffic data from Google Analytics for the fourth quarter of 2024. All other based on Internal data as of December 2024.

Zillow Group Homes.com Network Realtor.com Homes.com Network is the #2 Residential Real Estate Marketplace Based on (1) Zillow Group’s average monthly unique users (204 million) for the quarter ended December 31, 2024, as reported in Zillow Group’s shareholder letter dated February 11, 2025, (2) the Homes.com Network (which includes Homes.com, the Apartments Network, and the Land Network) average monthly unique visitors (110 million) for the quarter ended December 31, 2024, according to Google Analytics, and (3) Realtor.com’s average monthly unique users (62 million) of Realtor.com’s web and mobile sites according to internal data, for the quarter ended December 31, 2024, as reported in News Corp’s press release on February 5, 2025. 204M 110M 62M A v e ra g e M o n th ly U n iq u e V is it o rs (i n m il lio n s )

A Better Business Model – “Your Listing, Your Lead” • The most powerful real estate digital marketing solution to sell a home • Agents are using Homes.com to sell homes faster, win more listings and grow their brands • Only Homes.com prominently displays the listing agent on the listing and connects you directly to the listing agent who knows the home best* • Competitor models divert leads from agents and their brands; taking buyer and seller leads from your listings *Comparison of Homes.com to other leading residential real estate marketplaces.

Homes.com Displays the Listing Agent, Firm & Buyer Agent Directory

The Real Estate Marketplaces Adhering to the Your Listing, Your Lead Principal are the Most Successful Billions in Net income (loss) for 10-year period from 2015-2024 from publicly filed financial statements. When full year 2024 was not available, most recently available data was used. ($1.5) ($1.0) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 CoStar Group Rightmove REA Group Scout24 Your Listing, Your Lead ($1.5) ($1.0) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 Zillow Redfin Not Your Listing, Your Lead

Our Proprietary Content Sets Us Apart. Consumers Aren’t Just Looking for a Home, They’re Looking for a Community 5,000+ Cities 2,000 Complete 40,000+ Parks Homes.com is digitizing rich content for communities across the U.S. 125,000+ Schools 65,000+ Condo Buildings 14,000 Complete Matterport 3D Virtual Tours on Homes.com Members Listings Available in 100 Markets Completed 21,000+ Neighborhoods * Based on Internal data as of December 31, 2024.

Marketing Campaign Supercharged “We’ve done your home work.”

BIGGEST invested BILLION Over a DOLLARS impressions of households BILLION 80 90% Reaching Real Estate Campaign Ever Working on behalf of the industry to help agents sign more buyer and seller agreements, drive demand for their listings and close more transactions.

Homes.com is EVERYWHERE No other competitors come close to our investment to drive leads to all agents

Member Agent Listings Sell Homes Faster and Win More Listings Than Non-Member Agents 4X more listing shares 6X more favorites 20% more likely to go under contract within first 10 days 58% more listings won in a month on average All data from internal CoStar database as of December 31, 2024, comparing member agent listings to nonmember agent listings.

Investing to Create the #1 Residential Portal in the UK Year-Over-Year Growth +75% Traffic +112% Unique Visitors +43% Total Stock on Site +23% Listings +42% Sales Leads *Year over year growth as of December 31, 2024. Traffic per Google Analytics. All other data from internal CoStar database as of December 31, 2024.

Discover your new home. Helping 100 million renters find their perfect fit.

17% Year-over-Year Revenue Growth 66% Unaided Brand Awareness ~1B Annual Visits 1M+ Rental Availabilities 43M Average Monthly Unique Visitors Apartments.com by the Numbers *All data as of December 31, 2024. Revenue is based on FY 2024. Traffic data for Apartments.com Network from Google Analytics FY 2024. Unaided brand awareness based on RPA survey question: When searching for “apartments”, what websites do you think of that list properties for rent? $1.1B Revenue

More Apartment Communities Advertise on Apartments.com APARTMENT COMMUNITIES ~75,000 now advertise on Apartments.com

Owners & Operators Rank Apartments.com #1 in Metrics that Matter ✓Best brand awareness ✓Highest-quality leads ✓Highest lead-to-lease conversion rate ✓Generating the most applications #1 Source: Market Connections Brand Study, Q2 2024 Responses from 645 owners/operators of 18K communities, 1.5M+ units

Tremendous Opportunity Ahead in the Small to Medium Property Space Data as of December 31, 2024 based on CoStar internal estimates. Annual revenue based on FY 2024. Excludes transactional revenue for Independent Owners. Unit Range Universe (Properties) Clients (Properties) Annual Subscription Revenue Run Rate ($M) Revenue Penetration TAM ($M) 1-49 22M 18K $72M 1% $6B 50-99 72K 12K $121M 17% $1B 100+ 107K 45K $883M 42% $2B Grand Total 23M 75K $1.1B 12% $9B $7B opportunity

Ten Years of Success for Apartments.com Growth Since Acquisition #1 13X 11X 4X #1 based on revenue in 2023 and 2024 vs. competitors. Revenue Run Rate based on Q4 2024 annualized including transactional revenue. 2014 ComScore traffic data. 2024 Google Analytics* traffic data average monthly 2014 for the year. Customer data from internal database as of December 31, 2014 and December 31, 2024. *Prior to June 1, 2024, we measured average monthly unique visitors for all CoStar Group sites using Google’s Universal Analytics. Beginning June 1, 2024, average monthly unique visitors are measured using Google Analytics 4 (GA4), the replacement for Universal Analytics. Due to the change in methodologies, unique visitors reported prior to June 1, 2024 may not provide a meaningful comparison to unique visitors in subsequent periods. 2014 2024 Industry Rank 5th place in highly fragmented online rental search industry The leading online rental marketplace Revenue $75 million $1.1 billion annual revenue run rate Traffic 4 million average monthly unique visitors ~43 million average monthly unique visitors Customers 18,000 communities ~75,000 communities

A global leader in commercial real estate information, analytics, and data-driven news

CoStar by the Numbers $1B Revenue 6M Sale Transactions 945K Listings 240K Subscribers 7M Commercial Properties 15M Lease Transactions Source: All data from CoStar internal database as of December 2024.

$0 $50 $100 $150 $200 $250 Q u a rt e rl y R e v e n u e (i n m il li o n s ) 12% Revenue Growth Rate Ten Year CAGR CoStar Product Investments Expand the Market Size, Resulting in Long-Term Double-Digit Growth Total addressable market for CoStar – CoStar estimate. CAGR based on trailing twelve-month revenue as of 12/31/24. Owners / Investors Brokers / Appraisers Lenders Hospitality Tenants $4B U.S. MARKET SIZE

1 Based on December 31, 2024 In ternal Data. Drones 1,100+ Analysts and Economists 70 Researchers 1,600 Software Developers To facilitate the gathering of data 1,200 Data feeds and third-party dataJournalists Across North America & Europe 60 Automated data extraction Cessna capturing aerial insights 1 In-market canvassers 650+ Unparalleled Research Methodology

The #1 global commercial real estate marketplace

13M Average Monthly Unique Visitors Worldwide $282M Revenue 94% Fortune 1000 Companies Active on Site 11X #1 Google keywords than closest competitor 13% 5 Year Revenue CAGR LoopNet by the Numbers *All data as of December 31, 2024. Traffic data from Google Analytics. 380K CRE Brokers & Owners Advertising

0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 LoopNet Network crexi commercialcafe commercialsearch propertyshark buildout reonomy commercialmls Instantoffices vts totalcommercial propertycapsule officespace realnex rcm1 squarefoot LoopNet Network vs. Competitors Commanding Share of Traffic vs. Marketplace Competitors 83x Unique Visitors of the Avg. CRE Marketplace Competitor 6x Unique Visitors of the Nearest Competitor Source: SEMRush unique visitors for calendar month ending December 31, 2024; U.S. market

LoopNet Revenue Up 6x Since Acquisition $5 Billion North American TAM $15 Billion Global TAM Early Stages of a Massive Global Opportunity $0 $10 $20 $30 $40 $50 $60 $70 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q u a rt e rl y R e v e n u e i n M il li o n s Domestic International

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Appendix

Non-GAAP Measures For information regarding the purpose for which management uses the non-GAAP financial measures disclosed in this presentation and why management believes they provide useful information to investors regarding the Company’s financial condition and results of operations, please refer to the Company’s latest periodic report filed with the SEC at www.sec.gov. EBITDA is a non-GAAP financial measure that represents GAAP net income attributable to CoStar Group before interest income or expense, net and other income or expense, net; loss on debt extinguishment; income taxes; depreciation and amortization expense. Adjusted EBITDA is a non-GAAP financial measure that represents EBITDA before stock-based compensation expense, acquisition- and integration-related costs, restructuring costs, and settlements and impairments incurred outside the Company’s ordinary course of business. Adjusted EBITDA margin represents adjusted EBITDA divided by revenues for the period. Organic revenues and acquired revenues are non-GAAP measures for reporting financial performance of the business. Organic revenues represent total company revenues excluding net revenues from acquired companies for the first four full quarters since the entities’ acquisition date. Acquired revenues represents revenues from acquired companies for the first four full quarters since the entities' acquisition date. After the completion of four full fiscal quarters, changes in revenues of acquired is treated as organic for future periods. For products discontinued after an acquisition, the lesser of the reported revenues or the actual revenues reported is included in acquired revenues.

Reconciliation of Net Income to Adjusted EBITDA - Unaudited The following table presents a reconciliation of CoStar Group’s Adjusted EBITDA, including forward-looking guidance range Adjusted EBITDA, to the most directly comparable GAAP financial measure, net income.

Use of Operating Metrics and Other Definitions CoStar Group reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans and make strategic decisions. This presentation includes Net New Bookings. Going forward, CoStar Group expects to use these operating metrics on a periodic basis to evaluate and provide investors with insight into the performance of the Company’s subscription-based services. Net New Bookings are calculated based on the annualized amount of change in the Company's sales bookings, resulting from new subscription-based contracts, changes to existing subscription-based contracts and cancellations of subscription-based contracts for the period reported. Information regarding net new bookings is not comparable to, nor should it be substituted for, an analysis of the Company's revenues over time. Other Definitions References to “commercial information and marketplace businesses” refer to our consolidated financial position and results excluding the impact of our Residential brands, which are Homes.com and OnTheMarket. Our “Homes.com Network” consists of the following list of U.S. only brands: Apartments.com, ApartmentFinder, FinderSites, ApartmentHomeLiving, WestSideRentals, ForRent, After55, CorporateHousing, ForRentUniversity, Cozy.com, Off Campus Partners, Homes.com, Homesnap, CitySnap, Land.com, Landandfarm.com, and LandWatch.com. Our “Apartments.com Network” consists of the following list of U.S. only brands: Apartments.com, ApartmentFinder, FinderSites, ApartmentHomeLiving, WestSideRentals, ForRent, After55, CorporateHousing, ForRentUniversity, Cozy.com, Off Campus Partners, rental-only listings on Homes.com. Our “Land.com Network” consists of the following U.S. only brands: Land.com, Landandfarm.com, and LandWatch.com.